Restricted cash (Tables)	12 Months Ended
Dec. 31, 2016
Restricted Cash and Investments [Abstract]
Restricted Cash
Restricted cash includes:

(In US$ millions)	December 31, 2016	December 31, 2015
CIRR deposits (1)	—	71
Margin calls related to share forward agreements	70	170
Tax withholding deposits	5	7
Total restricted cash	75	248
Long-term restricted cash (related to CIRR deposits and margin calls)	—	198
Short-term restricted cash	75	50

(1)
CIRR deposits are cash deposited with commercial banks, which match Commercial Interest Reference Rate (“CIRR”) loans from Eksportfinans ASA, the Norwegian export credit agency. All of these amounts have been repaid or derecognized as at December 31, 2016 - see Note 23 "Long term debt" to the Consolidated Financial Statements included herein. The deposits were used to make repayments of the CIRR loans.